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                                  AMENDMENT NO. 1

                          TO LIMITED PARTNERSHIP AGREEMENT

                     OF STEAMBOAT FINANCIAL PARTNERSHIP I, L.P.

          This Amendment No. 1 To Limited Partnership Agreement of Steamboat Financial Partnership I, L.P. dated as of February 24, 2000 (this "AMENDMENT"), between and among RANDOM PROPERTIES ACQUISITION CORP. IV, as general partner ("RPAC"), GREENWICH CAPITAL DERIVATIVES, INC., as special limited partner ("GCD") and AAMES CAPITAL CORPORATION, as limited partner ("ACC").

                                      RECITALS

          RPAC, GCD and ACC are parties to that certain Limited Partnership Agreement dated as of June 10, 1999 (the "EXISTING AGREEMENT" and, as amended by this Amendment, the "AGREEMENT"). Capitalized Terms used but not otherwise defined herein shall have the meanings given to them in the Existing Agreement.

          RPAC, GCD and ACC have agreed, subject to the terms and conditions of this Amendment, that the Existing Agreement be amended to reflect certain agreed-upon revisions to the terms of the Existing Agreement as set forth herein.

          Accordingly, RPAC, GCD and ACC hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

          Section 1. DEFINITIONS. Section 1.01 of the Existing Agreement is hereby amended by:

          (a) deleting the definition of "CUT-OFF DATE" in its entirety and replacing it with the following:


          ""CUT-OFF DATE" means each date, prior to the date an Historical Advance is acquired by the Partnership, as of which the unreimbursed balance of the Historical Advances acquired by the Partnership is calculated, as set forth in Schedule C hereto, as supplemented from time to time."

          (b) deleting the definition of "PURCHASE AGREEMENT" in its entirety and replacing it with the following:


          ""PURCHASE AGREEMENT" means the Historical Advance Purchase Agreement between Aames, as Seller, and the Partnership, as Buyer, dated as of the date hereof, and any other purchase agreement listed on SCHEDULE D hereto, as supplemented from time to time, under which the Partnership purchases Historical Advances (as defined in such purchase agreement)."

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          (c)  deleting the definition of "REPURCHASE" in its entirety and replacing it with the following:


         "" REPURCHASE" means a repurchase of Historical Advances by Aames or any other seller of Historical Advance to the Partnership, pursuant to the terms of the relevant Purchase Agreement."

          (d) deleting the definition of "SLP PREFERRED RETURN" in its entirety and replacing it with the following language:


         ""SLP PREFERRED RETURN" means, with respect to any Collection Period, an amount equal to 0.667% of Undistributed Capital Contributions of the Special Limited Partner on the last day of such Collection Period."

          (e) modifying the definition of "SLP REDETERMINED PERCENTAGE" by deleting the balance of the definition after the words "reasonable efforts" in the next to last line of said definition and substituting therefor:

          ", (ii) any amounts paid to the Partnership as a Repurchase, and
     (iii) any amounts paid to the Partnership by the Scheduled Trustees on account of the Historical Advances."

          Section 2.  Effective as of the date of this Amendment, Section
2.05 PURPOSES OF PARTNERSHIP of the Existing Agreement shall be amended by deleting the words "an interest in" in the second line of said Section.

          Section 3. Effective as of the date of this Amendment, all references to "Partners" currently contained in Section 3.05 ACTIVITIES OF THE GENERAL PARTNER of the Existing Agreement shall be deleted and the word "partners" shall be substituted therefor.

          Section 4.  Effective as of the date of this Amendment, Subsection
3.07 (a) INDEMNIFICATION of the Existing Agreement shall be deleted in its entirety and the following substituted therefor:

          "(a) The Partnership, out of its own assets and not out of the assets of any Partner (except as provided in SECTION 3.07(b) below), shall indemnify and hold harmless the General Partner and the Manager and any partner, manager, officer, employee or agent of the General Partner, the Manager and/or the legal representatives or controlling persons of any of them and any employee or agent of the Partnership or the Manager (herein collectively called the "INDEMNIFIED PERSONS"), from and against any loss, expense, judgment, settlement cost, fee and related expenses (including attorneys' fees and expenses), costs or damages suffered or sustained by reason of being or having been the General Partner, the Manager, a partner, manager, officer,

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employee or agent (or a legal representative or controlling person of any of them) or any employee or agent of the Partnership, or arising out of or in connection with the business of the Partnership or the performance by the Indemnified Person of any of the responsibilities of the General Partner or the Manager hereunder, provided that an Indemnified Person shall be entitled to indemnification hereunder only if the Indemnified Person's conduct did not constitute willful misconduct, gross negligence or criminal wrongdoing. The Partnership shall, in the sole discretion of the General Partner upon advice of counsel that such Indemnified Person is likely to be entitled to such indemnification, advance to any Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding which arises out of conduct which is the subject of the indemnification provided hereunder. The General Partner hereby agrees and each other Indemnified Person shall agree, that in the event such Indemnified Person receives any such advance, such Indemnified Person shall reimburse the Partnership for such advance to the extent that it shall be finally judicially determined that such Indemnified Person was not entitled to indemnification under this SECTION 3.07. Except as provided in SECTION 2.04, the satisfaction of any indemnification and any saving harmless pursuant to this SECTION 3.07(a) shall be from and limited to Partnership assets, and no Partner shall have any personal liability on account thereof."

          Section 5. SCHEDULES. Schedules A, B, C and D to the Existing Agreement are hereby replaced in their entirety by Schedules A, B, C and D to this Amendment.

          Section 6.  LIMITED EFFECT.

          (a) Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Each reference to the Agreement in any document shall be deemed to be a reference to the Agreement as amended hereby.

          (b) This Amendment shall not be deemed effective unless and until a fully executed Amendment is delivered to RPAC, GCD and ACC.

          Section 7. COUNTERPARTS. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                    [Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.


                              GENERAL PARTNER:

                              RANDOM PROPERTIES ACQUISITION CORP. IV


                              By: ___________________________________
                              Name:  James Esposito
                              Title: Senior Vice President



                              SPECIAL LIMITED PARTNER:

                              GREENWICH CAPITAL DERIVATIVES, INC.


                              By: ___________________________________
                              Name:  Scott E. Gimpel
                              Title: Vice President



                              LIMITED PARTNER:

                              AAMES CAPITAL CORPORATION


                              By: ___________________________________
                              Name:
                              Title:

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                                     SCHEDULE A


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                                     SCHEDULE B

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                                     SCHEDULE C

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                                     SCHEDULE D